UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2005

Element 21 Golf Company
(Exact name of registrant as specified in its charter)

Delaware	000-15260	88-0218411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Perimeter Road, Manchester, New Hampshire	03103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (603) 641-8443

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On January 6, 2005, Element 21 Golf Company (the “Company”) issued a press release entitled “Element 21 Golf Company Announces Granting of its Request for Continued Listing on the OTC Bulletin Board.”  A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)        Exhibits.

Exhibit No.                    Description

99.1                              Press Release issued January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 6, 2005                                                ELEMENT 21 GOLF COMPANY

By:    /s/ James Morin

James Morin

Secretary, Treasurer, and Director